UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): January 2, 2015
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report) ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 2, 2015, effective January 1, 2014, Nexstar Broadcasting Group, Inc. (the "Company" or "Nexstar") completed its previously announced acquisition of the outstanding equity of privately-held Communications Corporation of America ("CCA"), the owner of 13 television stations in 9 markets, for $270.0 million in cash, subject to adjustments for working capital, from SP ComCorp LLC, NexPoint Credit Strategies Fund and Highland Floating Rate Opportunities Fund. The purchase price was funded by a combination of cash on hand and borrowings under the Company's existing credit facilities. Nexstar also assumed CCA's rights and obligations with respect to certain operating agreements between CCA and White Knight Broadcasting, the owner of six television stations in three markets. Simultaneous with the acquisition, Nexstar sold certain assets of two CCA television stations to Marshall Broadcasting Group, Inc. ("Marshall") for $43.3 million in cash, subject to adjustments for working capital, and entered into local service agreements with Marshall to perform certain sales and other services. Additionally, Nexstar sold one CCA television station to Bayou City Broadcasting Evansville, Inc. ("BCB"), for $26.9 million, subject to adjustments for working capital. Nexstar will not perform sales and other services to the station sold to BCB. The stations impacted in these transactions are as follows:
Market	Market Rank	Station	Affiliation
Nexstar:
Harlingen-Weslaco-Brownsville-McAllen, TX	86	KVEO	NBC/Estrella
Waco-Temple-Bryan, TX	87	KWKT KYLE	FOX/MyNetworkTV/ Estrella FOX/MyNetworkTV/ Estrella
El Paso, TX	91	KTSM	NBC/Estrella
Baton Rouge, LA	93	WGMB WBRL-CD	FOX The CW
Tyler-Longview, TX	108	KETK	NBC/Estrella
Lafayette, LA	124	KADN KLAF-LD	FOX MyNetworkTV
Alexandria, LA	179	WNTZ	FOX/MyNetworkTV
Marshall:
Shreveport, LA	83	KMSS	FOX
Odessa-Midland, TX	146	KPEJ	FOX/Estrella
White Knight:
Baton Rouge, LA	93	WVLA KZUP-CD	NBC RTV
Tyler-Longview, TX	108	KFXK KFXL-LD KLPN-LD	FOX FOX MyNetworkTV
Shreveport, LA	83	KSHV	MyNetworkTV
BCB:
Evansville, IN	103	WEVV	CBS/FOX

Item 9.01.  Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
The pro forma financial information required by this item will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit No.	Description
2.1
Stock Purchase Agreement by and among Nexstar Broadcasting, Inc., Mission Broadcasting, Inc., Communications Corporation of America and White Knight Broadcasting dated April 24, 2013 (Incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on April 30, 2013)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: January 8, 2015	Name:	Thomas E. Carter
	Title:	Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX
Exhibit No.	Description
2.1
Stock Purchase Agreement by and among Nexstar Broadcasting, Inc., Mission Broadcasting, Inc., Communications Corporation of America and White Knight Broadcasting dated April 24, 2013 (Incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on April 30, 2013)